Exhibit 10(iii)

ENVIRONMENTAL INDEMNIFICATION AGREEMENT

This Environmental Indemnification Agreement (this “Agreement”) is made and entered into effective for all purposes as of the 20th day of November, 2003, by the parties signatory hereto or to an Accession Agreement (as hereinafter defined) (collectively, the “Indemnitor” whether one or more), to and for the benefit of BANK OF MONTREAL, CHICAGO BRANCH as Administrative Agent (the “Administration Agent”), FLEET NATIONAL BANK, as Syndication Agent (the “Syndication Agent”), HARRIS NESBITT CORP., as Co-Arranger and Co-Book Manager (the “First Arranger”), FLEET SECURITIES, INC., as Co-Arranger and Co-Book Manager (the “Second Arranger”), and the banks and other lenders named in the Credit Agreement herein described (the “Banks”).

INTRODUCTION

WHEREAS, this Agreement is given in connection with that Senior Unsecured Credit Agreement dated as of November 20, 2003 (“Credit Agreement”), among LASALLE HOTEL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “BORROWER”), Administrative Agent, Syndication Agent, First Arranger, Second Arranger and the banks and other lenders party thereto (collectively the “Banks”) pursuant to which the Banks are making, subject to future advances, loans (and issuing letters of credit) in an amount up to $215,000,000, which amount may be increased under certain conditions to $300,000,000 (collectively, the “Loans’”) to Borrower as more specifically described therein;

WHEREAS, the Borrower and Subsidiaries of the Borrower now or hereafter will own certain Hotel Properties which include without limitation the Initial Properties, the Future Properties, the Permitted Non-Eligible Properties and the properties owned by the Permitted Other Subsidiaries (said properties together with all property owned by the Participating Lessees in connection with such Hotel Properties, all rights and appurtenances to such Hotel Properties and all improvements presently located or hereafter constructed on such Hotel Properties are hereinafter collectively called the “Properties”, and each a “Property”);

WHEREAS, the Borrower is the principal financing entity for capital requirements of its Subsidiaries, and from time to time the Borrower has made and will continue to make capital contributions and advances to its Subsidiaries, including the Subsidiaries which are parties hereto. Other than the Parent, each Indemnitor is a direct or indirect subsidiary of the Borrower. Each Indemnitor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement; and

WHEREAS, the Banks have required the execution and delivery of this Agreement as a condition precedent to the execution of the Credit Agreement. The Banks would not be willing to execute the Credit Agreement in the absence of the execution and delivery by Indemnitor of this Agreement.

IN WITNESS WHEREOF, Indemnitor has caused this Agreement to be executed as of the day and year first written above.

INDEMNITORS:

LASALLE HOTEL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	LASALLE HOTEL PROPERTIES, a Maryland real estate investment trust, its general partner

By:
Name: Hans Weger Title: Chief Financial Officer

Address:	4800 Montgomery Lane, Suite M25 Bethesda, Maryland 20814 Attn: Mr. Hans S. Weger

Signature Page of Environmental Indemnification Agreement

LASALLE HOTEL PROPERTIES, a Maryland real estate investment trust

By:
Name: Hans Weger Title: Chief Financial Officer

Address:	4800 Montgomery Lane, Suite M25 Bethesda, Maryland 20814 Attn: Mr. Hans S. Weger

Signature Page of Environmental Indemnification Agreement

I & G CAPITOL, LLC

LHO WASHINGTON HOTEL ONE, L.L.C.

LHO WASHINGTON HOTEL TWO, L.L.C.

LHO WASHINGTON HOTEL THREE, L.L.C.

LHO WASHINGTON HOTEL FOUR, L.L.C.

LHO WASHINGTON FIVE LESSEE, L.L.C.

LHO VIKING HOTEL, L.L.C.

LHO WASHINGTON HOTEL SIX, L.L.C.

By:	LaSalle Hotel Operating Partnership, L.P. a Delaware limited partnership, its managing member

	By:	LaSalle Hotel Properties, its general partner

By:
Name: Hans Weger Title: Chief Financial Officer

Address:	4800 Montgomery Lane, Suite M25 Bethesda, Maryland 20814 Attn: Mr. Hans S. Weger

Signature Page of Environmental Indemnification Agreement

LASALLE HOTEL LESSEE, Inc.

LASALLE WASHINGTON ONE LESSEE, Inc.

LASALLE WASHINGTON TWO LESSEE, Inc.

LASALLE WASHINGTON THREE LESSEE, Inc.

LASALLE WASHINGTON FOUR LESSEE, Inc.

LHO WASHINGTON SIX LESSEE, Inc.

By:
Name: Hans Weger Title: Chief Financial Officer

Address:	4800 Montgomery Lane, Suite M25 Bethesda, Maryland 20814 Attn: Mr. Hans S. Weger

Signature Page of Environmental Indemnification Agreement